Exhibit 99.1





                      CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO SECTION 906
                  OF THE SARBANES-OXLEY ACT OF 2002





Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Cognitronics Corporation.






                                   /s/ Brian J. Kelley
                                   -------------------
                                   Brian J. Kelley
                                   President and Chief
                                   Executive Officer
                                   March 28, 2003




                                   /s/ Garrett Sullivan
                                   --------------------
                                   Garrett Sullivan
                                   Treasurer and Chief
                                   Financial Officer
                                   March 28, 2003